Convertible notes payable	12 Months Ended
Dec. 31, 2022
Convertible notes payable
Convertible notes payable

16.Convertible notes payable

On October 25, 2022, the Company entered into a convertible note purchase agreement (the “Investor Note Purchase Agreement”) with certain institutional investors, pursuant to which the Company agreed to issue and sell US$65,000 (equivalent to RMB459,410) aggregate principal amount of unsecured convertible notes (the “Investor Notes”, each an “Investor Note”) due to mature on November 8, 2025 (the “Investor Note Maturity Date”). The Investor Notes bear interest at a rate of 5% per annum.

As the Merger with COVA was consummated on December 20, 2022, each holder of an Investor Note now has the right from time to time to convert all or any portion of the Investor Notes (plus any accrued but unpaid interest thereon) into fully paid and non-assessable Class A ordinary shares of the Company to such number which is equal to the quotient of (x) the outstanding principal and accrued but unpaid interest of such Note divided by (y) conversion price.

Purusuant to the Merger, all or any portion of the Investor Notes is convertible into fully paid and nonassessable ECARX Class A Ordinary Shares (the “Investor Note Conversion Shares”) at a conversion price equal to $11.50 per share, subject to customary anti-dilution adjustments and certain limitations on the conversion right as described in the Investor Note.

Each holder of an Investor Note also has the right to require the Company to redeem for cash all outstanding principal amount of such Investor Note prior to the Investor Note Maturity Date, upon occurrence of a Mandatory Redemption Event, at a redemption price equal to (i) the outstanding principal amount of the Investor Note, plus (ii) accrued and unpaid interest thereon, and plus (iii) an additional amount that shall, together with any interest paid to the holder of the Investor Note and any accrued and unpaid interest on the Investor Note, provide the holder of the Investor Note an internal rate of return of 9% per annum on such principal amount over the period starting from (and including) the note issue date (November 8, 2022) and ending on (and including) the date of redemption. “Mandatory Redemption Event” means the occurrence of any change of control, any sale, lease or other transfer of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, to any person other than a subsidiary, the Company’s shares ceasing to be listed on the stock exchange, any redemption event set forth in the current organization documents of the Company prior to the listing, an event of default, among other things.

The Company incurred issuance costs of US$1,225 which is presented on the balance sheet as a direct deduction from the Investor Notes. Investor Notes are classified as a long-term debt on balance sheet and measured at amortized cost; they do not meet the definition of a derivative; and not issued at a substantial premium or discount. None of the option features of the Investor Notes were determined to meet the definition of a derivative if they were a freestanding instrument as they do not permit net settlement, or, the feature was determined to be clearly and closely related to the debt host contract. The fair value of the Investor Notes approximates its carrying value as at the reporting date.